Putnam
Asset Allocation
Funds

1| 30| 07

Prospectus

Putnam Asset Allocation: Growth Portfolio
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio

Class A, B, C, M, R and Y shares

CONTENTS
Fund summaries	2
Goals	2
Main investment strategies	2
Main risks	2
Performance information	4
Fees and expenses	8
What are each fund’s main investment
strategies and related risks?	11
Who manages the funds?	19
How does a fund price its shares?	23
How do I buy fund shares?	24
How do I sell fund shares?	33
How do I exchange fund shares?	36
Policy on excessive short-term trading	37
Fund distributions and taxes	40
Financial highlights	42

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages these funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

You may qualify for sales charge discounts on class A or class M shares. Please notify your financial advisor of other accounts that may help you obtain a sales charge discount. See “How do I buy fund shares?” for details.

Fund summaries

GOALS

The Growth Portfolio seeks capital appreciation.

The Balanced Portfolio seeks total return.

The Conservative Portfolio seeks total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES — ASSET ALLOCATION

Each fund has a unique strategic allocation that indicates the fund’s typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for each fund are shown below.

	Growth		Balanced		Conservative
	Portfolio		Portfolio		Portfolio

	Strategic		Strategic		Strategic
	Allocation	Range	Allocation	Range	Allocation	Range

Equity
Class	80%	65–95%	60%	45–75%	30%	15–45%

Fixed Income
Class	20%	5–35%	40%	25–55%	70%	55–85%

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate the funds’ assets above or below their strategic allocation.

MAIN RISKS

Each fund’s strategic allocation generally correlates to a different level of investment risk. The risks of the asset classes vary, and the risks of each fund reflect the allocation of its assets between the two classes. Of the three funds, the Growth Portfolio involves the greatest risk of losing money, which reflects its relatively aggressive pursuit of capital appreciation through investments in both U.S. and foreign securities. Because the Conservative Portfolio pursues returns consistent with capital preservation, it offers the least risk of the three funds. The Balanced Portfolio’s risk level falls between that of the Growth and Conservative Portfolios.

2   P R O S P E C T U S

The main risks that could adversely affect the value of each fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund’s performance.

* The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

*The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in a fund. A fund may not achieve its goal, and is not intended as a complete investment program. An investment in a fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3   P R O S P E C T U S

PERFORMANCE INFORMATION

The following information provides some indication of each fund’s risks. The chart shows year-to-year changes in the performance of one of each of the fund’s classes of shares, class A shares. The table following the chart compares each fund’s performance to that of several broad measures of market performance. Of course, a fund’s past performance is not an indication of future performance.

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 19.25% (quarter ending 12/31/98) and the lowest return for a quarter was –17.67% (quarter ending 9/30/02).

4  P R O S P E C T U S

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 15.00% (quarter ending 12/31/98) and the lowest return for a quarter was –12.00% (quarter ending 9/30/02).

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 8.81% (quarter ending 6/30/03) and the lowest return for a quarter was –6.13% (quarter ending 9/30/02).

5   P R O S P E C T U S

Average Annual Total Returns (for periods ending 12/31/06)

	Past	Past	Past
	1 year	5 years	10 years

Growth Portfolio
Class A before taxes	10.65%	8.59%	7.54%
Class A after taxes on distributions	10.43%	8.20%	5.92%
Class A after taxes on distributions
and sale of fund shares	6.92%	7.25%	5.66%
Class B before taxes	11.00%	8.65%	7.30%
Class C before taxes	15.00%	8.95%	7.31%
Class M before taxes	12.52%	8.49%	7.23%
Class R before taxes	16.57%	9.50%	7.85%
Class Y before taxes	17.18%	10.02%	8.38%
Russell 3000 Index
(no deduction for fees, expenses or taxes)	15.72%	7.17%	8.64%
Putnam Growth Blended Benchmark
(no deduction for fees, expenses or taxes)	16.14%	9.30%	8.42%

Balanced Portfolio
Class A before taxes	6.69%	5.77%	6.35%
Class A after taxes on distributions	6.10%	5.15%	4.78%
Class A after taxes on distributions
and sale of fund shares	4.32%	4.62%	4.61%
Class B before taxes	6.86%	5.80%	6.12%
Class C before taxes	10.84%	6.12%	6.11%
Class M before taxes	8.48%	5.68%	6.03%

Class R before taxes	12.43%	6.59%	6.63%
Class Y before taxes	12.97%	7.19%	7.20%
Russell 3000 Index
(no deduction for fees, expenses or taxes)	15.72%	7.17%	8.64%
Putnam Balanced Blended Benchmark
(no deduction for fees, expenses or taxes)	12.46%	7.61%	7.97%

Conservative Portfolio
Class A before taxes	2.29%	5.00%	5.43%
Class A after taxes on distributions	1.34%	3.73%	3.40%
Class A after taxes on distributions
and sale of fund shares	1.46%	3.51%	3.41%
Class B before taxes	2.26%	4.97%	5.18%
Class C before taxes	6.28%	5.31%	5.20%
Class M before taxes	3.92%	4.84%	5.08%
Class R before taxes	7.90%	6.08%	5.84%
Class Y before taxes	8.18%	6.36%	6.24%
Lehman Aggregate Bond Index
(no deduction for fees, expenses or taxes)	4.33%	5.06%	6.24%
Putnam Conservative Blended Benchmark
(no deduction for fees, expenses or taxes)	8.53%	6.56%	7.24%

6   P R O S P E C T U S

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/06, and for class B shares, does not assume conversion to class A shares after eight years. For periods before the inception of each fund’s class R shares (1/21/03), performance shown for that class in the table is based on the performance of each fund’s class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class R shares. Each fund’s performance, for portions of the period, benefit-ed from Putnam Management’s agreement to limit the fund’s expenses. Each fund’s performance is compared to the following indexes and blended benchmarks, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged U.S. index of investment-grade fixed- income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe;

Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of equity securities from developed countries in Western Europe, the Far East and Australasia;

Morgan Stanley Capital International (MSCI) EMF Index, an unmanaged index of equity securities from emerging markets available to non-U.S. investors;

JP Morgan Developed High Yield Index, an unmanaged index of high-yield fixed-income securities issued in developed countries;

Putnam Growth Blended Benchmark, a benchmark administered by Putnam Management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index;

Putnam Balanced Blended Benchmark, a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index and 5% the JP Morgan Developed High Yield Index;

7   P R O S P E C T U S

Putnam Conservative Blended Benchmark, a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EAFE Index.

After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in any of the funds. Expenses are based on the funds’ last fiscal year.

Shareholder Fees (fees paid directly from your investment)*

		Maximum Deferred
		Sales Charge (Load)
	Maximum Sales	(as a percentage of
	Charge (Load)	the original purchase	Maximum
	Imposed on Purchases	price or redemption	Redemption Fee***
	(as a percentage	proceeds, whichever	(as a percentage of total
	of the offering price)	is lower)	redemption proceeds)

Class A	5.25%	NONE**	1.00%
Class B	NONE	5.00%	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.25%	NONE**	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

8   P R O S P E C T U S

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

		Distri-		Acquired	Total Annual
	Manage-	bution		Fund	Fund
	ment	(12b-1)	Other	Operating	Operating
	Fees	Fees	Expenses****	Expenses*****	Expenses****

Growth Portfolio
Class A	0.61%	0.25%	0.36%	0.01%	1.23%
Class B	0.61%	1.00%	0.36%	0.01%	1.98%
Class C	0.61%	1.00%	0.36%	0.01%	1.98%
Class M	0.61%	0.75%	0.36%	0.01%	1.73%
Class R	0.61%	0.50%	0.36%	0.01%	1.48%
Class Y	0.61%	n/a	0.36%	0.01%	0.98%
Balanced Portfolio
Class A	0.59%	0.25%	0.25%	0.02%	1.11%
Class B	0.59%	1.00%	0.25%	0.02%	1.86%
Class C	0.59%	1.00%	0.25%	0.02%	1.86%
Class M	0.59%	0.75%	0.25%	0.02%	1.61%
Class R	0.59%	0.50%	0.25%	0.02%	1.36%
Class Y	0.59%	n/a	0.25%	0.02%	0.86%
Conservative Portfolio
Class A	0.65%	0.25%	0.28%	0.03%	1.21%
Class B	0.65%	1.00%	0.28%	0.03%	1.96%
Class C	0.65%	1.00%	0.28%	0.03%	1.96%
Class M	0.65%	0.75%	0.28%	0.03%	1.71%
Class R	0.65%	0.50%	0.28%	0.03%	1.46%
Class Y	0.65%	n/a	0.28%	0.03%	0.96%

* Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See “How do I buy fund shares?” for details.

** A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

*** A 1.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

****Actual other expenses and total annual fund operating expenses were lower due to a one-time expense reimbursement from Putnam Investments as described in the notes to the financial highlights.

*****Estimate of expenses attributable to the fund’s investment in Putnam Prime Money Market Fund that the fund bears indirectly, based on the total annual fund operating expenses (net of any applicable expense limitations) of Putnam Prime Money Market Fund as reported in its most recent shareholder report.

9  P R O S P E C T U S

EXAMPLE

The examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds to the cost of investing in other mutual funds. The examples make certain assumptions. They assume that you invest $10,000 in each fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. They also assume a 5% return on your investment each year and that each fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Growth Portfolio
Class A	$644	$895	$1,165	$1,935
Class B	$701	$921	$1,268	$2,113*
Class B (no redemption)	$201	$621	$1,068	$2,113*
Class C	$301	$621	$1,068	$2,306
Class C (no redemption)	$201	$621	$1,068	$2,306
Class M	$495	$852	$1,233	$2,300
Class R	$151	$468	$808	$1,768
Class Y	$100	$312	$542	$1,201
Balanced Portfolio
Class A	$632	$859	$1,104	$1,806
Class B	$689	$885	$1,206	$1,984*
Class B (no redemption)	$189	$585	$1,006	$1,984*
Class C	$289	$585	$1,006	$2,180

Class C (no redemption)	$189	$585	$1,006	$2,180
Class M	$483	$817	$1,173	$2,174
Class R	$138	$431	$745	$1,635
Class Y	$ 88	$274	$477	$1,061
Conservative Portfolio
Class A	$642	$889	$1,155	$1,914
Class B	$699	$915	$1,257	$2,091*
Class B (no redemption)	$199	$615	$1,057	$2,091*
Class C	$299	$615	$1,057	$2,285
Class C (no redemption)	$199	$615	$1,057	$2,285
Class M	$493	$846	$1,223	$2,279
Class R	$149	$462	$797	$1,746
Class Y	$ 98	$306	$531	$1,178

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

10    P R O S P E C T U S

What are each fund’s main investment
strategies and related risks?

EQUITY CLASS

Each fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

11   P R O S P E C T U S

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

Each fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

12   P R O S P E C T U S

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of each fund’s total assets (but not more than a fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of Conservative Portfolio’s total assets in debt investments rated lower than BB or the equivalent. We may invest up to 5% of a fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its’ equivalent are below investment-grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than

13   P R O S P E C T U S

when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

*  Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

*  Foreign investments. Each fund may invest in the securities of foreign companies, but Growth Portfolio invests a greater portion of its assets in foreign securities than the other two funds. Foreign investments involve certain special risks, including:

*  Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

*  Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

14   P R O S P E C T U S

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

15   P R O S P E C T U S

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease a fund’s exposure to long- or short-term interest rates (in the United States or abroad) or to a particular currency or group of currencies. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. In addition, derivatives positions that offset each other may be netted together for purposes of our policy on strategic allocation between stocks and bonds.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from a short derivatives position is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

16   P R O S P E C T U S

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, asset-backed securities and investments in bank loans. A fund may also loan its’ portfolio securities to earn additional income. These practices may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep each fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent a fund from achieving its goal.

* Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by each fund of brokerage commissions. The following table shows the amounts paid by each fund during the last fiscal year, representing the corresponding percentages of each fund’s average net assets. The table also shows the dollar amounts of these commissions that were paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Brokerage
commissions
paid to
			Brokerage	brokers who
			commissions	also provide
		Brokerage	paid to brokers	research
		commissions,	who also	services, as a
	Brokerage	as percentage	provide	percentage
	commissions	of average	research	of average
	($)	net assets	services ($)	net assets

Growth
Portfolio	$3,070,116	0.19%	$749,316	0.050%

Balanced
Portfolio	$1,718,691	0.09%	$219,970	0.010%

Conservative
Portfolio	$ 473,993	0.05%	$ 47,699	0.010%

17   P R O S P E C T U S

Although brokerage commissions and other portfolio transaction costs are not reflected in each fund’s Total Annual Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and Expenses”), they are reflected in each fund’s total return. For each fund, combining its brokerage commissions paid during the last fiscal year (as a percentage of the fund’s average net assets) with its Total Annual Fund Operating Expenses ratio for class A shares, results in the following “combined cost ratios” (as a percentage of each fund’s average net assets) for class A shares for the last fiscal year.

Combined cost ratio

Growth Portfolio	1.42%

Balanced Portfolio	1.20%

Conservative Portfolio	1.26%

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of a fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which a fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is each fund’s portfolio turnover rate, which measures how frequently each fund buys and sells investments. During the past five years, each fund’s fiscal year portfolio turnover rate and the average turnover rate for each fund’s Lipper category were as follows:

18   P R O S P E C T U S

Turnover Comparison

	2006	2005	2004	2003	2002

Growth Portfolio	85%	112%	120%	126%	82%

Balanced Portfolio	90%	144%	159%	145%	108%

Conservative Portfolio	133%	209%	259%	200%	144%

Lipper Mixed-Asset Target
Allocation Growth Funds*	70%	72%	74%	84%	76%

Lipper Mixed-Asset Target
Allocation Conservative Funds*	49%	50%	48%	52%	52%

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of December 31, 2006.

Each fund may buy and sell investments relatively often.

Both a fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

* Portfolio holdings. The SAI includes a description of the funds’ policies with respect to the disclosure of each of the fund’s portfolio holdings. For information on each fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the funds file a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the funds?

The funds’ Trustees oversee the general conduct of the funds’ business. The Trustees have retained Putnam Management to be each fund’s investment manager, responsible for making investment decisions for each fund and managing the funds’ other affairs and business. The basis for the Trustees’ approval of the funds’ management contract is discussed in the funds’ annual report to shareholders dated September 30, 2006. Each

19   P R O S P E C T U S

fund pays Putnam Management a quarterly management fee for these services based on its average net assets. The Growth Portfolio, Balanced Portfolio and Conservative Portfolio paid Putnam Management management fees, after applicable waivers, of 0.60%, 0.58% and 0.62%, respectively, of average net assets for the funds’ last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

*  Investment management team. Putnam’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the funds’ Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the funds and are primarily responsible for the day-to-day management of the funds’ portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the funds.

	Joined		Positions Over
Portfolio Leader	Funds	Employer	Past Five Years

Jeffrey Knight	2002	Putnam Management	Chief Investment Officer, Global
		1993 – Present	Asset Allocation

Previously, Director, Global
Asset Allocation

	Joined		Positions Over
Portfolio Members	Funds	Employer	Past Five Years

Robert Kea	2002	Putnam Management	Portfolio Manager
		1989 – Present	Previously, Quantitative Analyst
and Analyst

Robert Schoen	2002	Putnam Management	Portfolio Manager
		1997 – Present	Previously, Quantitative Analyst

* Other funds managed by the Portfolio Leader and Portfolio Members. As of the funds’ fiscal year-end, Jeffrey Knight was also a Portfolio Leader of Putnam Retirement Ready Funds and Putnam Income Strategies Fund, and a Portfolio Member of The George Putnam Fund of Boston. Robert Kea and Robert Schoen were also Portfolio Members of Putnam Retirement Ready Funds and Putnam Income Strategies Fund.  Jeffrey Knight, Robert Kea and Robert Schoen may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

20   P R O S P E C T U S

* Changes in the fund’s Portfolio Leader and Portfolio Members. No changes in the funds’ Portfolio Leader or Portfolio Members occurs during the fiscal year ended September 30, 2006. Jeffrey Knight has served as Portfolio Leader of the funds since May 2002, when Putnam Management introduced this designation.

* Fund ownership. The following table shows the dollar ranges of shares of each fund and all Putnam funds owned by the professionals listed above at the end of each fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Fund Portfolio Leader and Portfolio Members

GP	Assets in the Growth Portfolio			• Total assets in all Putnam funds
BP	Assets in the Balanced Portfolio
CP	Assets in the Conservative Portfolio
			$1 –	$10,001 –	$50,001–	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeffrey Knight	2006					BP CP	GP	•

Portfolio Leader	2005					BP CP	GP	•

Robert Kea	2006	BP CP				GP •

Portfolio Member	2005	BP CP				GP •

Robert Schoen	2006	BP CP				GP •

Portfolio Member	2005	BP CP			GP	•

* Investment in the funds by Putnam employees and the Trustees. As of September 30, 2006, all of the 11 Trustees then on the Board of Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the funds and all Putnam funds as of that date by Putnam employees and the funds’ Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Putnam
	employees	Trustees

Growth Portfolio	$ 19,000,000	$ 406,000

Balanced Portfolio	$ 8,000,000	$ 5,300,000

Conservative Portfolio	$ 8,000,000	$ 6,400,000

All Putnam funds	$418,000,000	$90,000,000

*  Putnam fund ownership by Putnam’s Executive Board. The following table shows how much the members of Putnam’s Executive Board have invested in the Putnam funds (in dollar ranges). Information shown is as of the end of the fund’s last two fiscal years.

21   P R O S P E C T U S

Putnam Executive Board

			$1 –	$10,001 –	$50,001–	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Mgmt	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business N/A
Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Mgmt	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 9/30/05.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer groups for each fund, Lipper Mixed-Asset Target Allocation Growth Funds (for the Growth and Balanced Portfolios) and Lipper Mixed-Asset Target Allocation Conservative Funds (for the Conservative Portfolio), are their broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management

22   P R O S P E C T U S

team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the funds’ Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

How does a fund price its shares?

The price of a fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

A fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, a fund may value a stock at its fair value when the relevant exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in

23   P R O S P E C T U S

the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

A fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, each fund has adopted fair value pricing procedures, which, among other things, require a fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. If events materially affecting the values of the fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

You can open a fund account with as little as $500 and make subsequent investments in any amount. The minimum investment is waived if you make regular investments weekly, semi-monthly, or monthly through automatic deductions from your bank checking or savings account.

24   P R O S P E C T U S

Currently, Putnam is waiving the minimum, but reserves the right to reject initial investments under the minimum.

Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

You can open an account:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services. Alternatively, you may request an account application from Putnam Investor Services. Simply complete the application and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and completed form to Putnam Investor Services.

* Through systematic investing. You may open an account by filling out the systematic investing section of the account application. Simply specify the frequency of regular investments (weekly, semi-monthly or monthly) through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or by calling Putnam Investor Services at 1-800-225-1581.

* Through your employer’s retirement plan. If you participate in a retirement plan that offers the funds, please consult your employer for information on how to purchase shares of the funds through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the funds are unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

25   P R O S P E C T U S

Other methods of making subsequent investments:

Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.

By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800 -225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.

Each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares and certain investors described below may also choose class Y shares. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the “Fees and Expenses” section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Please consult your financial advisor as to which share class is most appropriate for you. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 5.25%

*  Lower sales charges available for investments of $50,000 or more

*  No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

26   P R O S P E C T U S

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

Class B shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

*  Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

* Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class C shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of 1.00% if shares are sold within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

*  Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

27  P R O S P E C T U S

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class R shares (available to qualified plans only)

* No initial sales charge; your entire investment goes to work immediately

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

* qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

* bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

* corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

* college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code; and

* other Putnam funds and Putnam investment products.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

28   P R O S P E C T U S

*  No initial sales charge; your entire investment goes to work immediately

*  No deferred sales charge

* Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees

Initial sales charges for class A and M shares

	Class A sales charge		Class M sales charge
	as a percentage of*:		as a percentage of*:

Amount of purchase	Net amount	Offering	Net amount	Offering
at offering price ($)	invested	price**	invested	price**

Under 50,000	5.54%	5.25%	3.36%	3.25%
50,000 but under 100,000	4.17	4.00	2.30	2.25
100,000 but under 250,000	3.09	3.00	1.27	1.25

250,000 but under 500,000	2.30	2.25	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

The funds offer two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts:”

* Right of accumulation. You can add the amount of your current purchases of class A or class M shares of a fund and other Putnam funds to the value of your existing accounts in a fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the funds will use the current maximum public offering price of those shares.

* Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a speci-fied amount within a period of 13 months. For each purchase you make under the statement of intention you will pay the initial sales charge

29  P R O S P E C T U S

applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the statement of intention. Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

 * Individual accounts

* Joint accounts

* Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

* Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

* Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial advisor at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The funds or your financial advisor may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at www.putnam.com/individual by selecting “Mutual Funds,” and in the SAI.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00%

30   P R O S P E C T U S

deferred sales charge if redeemed within 18 months of purchase. A different CDSC may apply to class A shares purchased before October 3, 2005 and redeemed within two years of purchase. Please see the SAI for more information. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of a fund or other Putnam funds. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. Each fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

31   P R O S P E C T U S

* Payments to dealers. If you purchase your shares through a dealer (the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading “Fees and Expenses” at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under the heading “Fees and Expenses.”

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the funds by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the

32   P R O S P E C T U S

dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the fund’s transfer agent in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in a fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities noted in the SAI, to exceed 0.13% of the total assets of such shareholders or plan participants in the funds or other Putnam funds on an annual basis. See the discussion in the SAI under the heading “Management — Investor Servicing Agent and Custodian” for more details.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2006 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

You can sell your shares back to the appropriate fund any day the NYSE is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Each fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 7 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is

33   P R O S P E C T U S

designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

*  Selling shares directly to the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable sales charge and short-term trading fee.

34   P R O S P E C T U S

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must return them unendorsed with your letter of instruction.

By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. The telephone redemption privilege is not available if there are certificates for your shares.

The telephone redemption privilege may be modified or terminated without notice.

* Shares held through your employer’s retirement plan. For information on how to sell shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

* Payment information. A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the funds. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

35  P R O S P E C T U S

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnam.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states. Subject to any restrictions your employer’s retirement plan imposes, you can exchange fund shares purchased through the plan for shares of other Putnam funds offered through the plan. Contact your plan administrator for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of a fund, the fund will impose a short-term trading fee of 1.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 7 days or less (including shares purchased by exchange). The short-term trading fee will not apply in certain circumstances, such as exchanges in connection with periodic portfolio rebalanc-ings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the fee will apply only to exchanges of shares purchased by exchange. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to

36   P R O S P E C T U S

assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce each fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

Because the funds invest in foreign securities, their performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of a fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue

37   P R O S P E C T U S

from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in each fund’s shares, which may reduce a fund’s performance and dilute the interests of other shareholders. Because lower-rated bonds and securities of smaller companies may be less liquid than higher-quality bonds or securities of larger companies, respectively, each fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if a fund holds other types of less liquid securities.

* Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on each fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or a fund considers to be excessive or inappropriate, Putnam Management will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. Each fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

In addition to enforcing these exchange parameters, Putnam Management and each fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or each of the funds may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial

38   P R O S P E C T U S

intermediary’s trading history in a fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If a fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. Each of the funds may take these steps in its discretion even if the investor’s activity may not have been detected by each particular fund’s current monitoring parameters.

* Limitations on the funds’ policies. There is no guarantee that each fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with each fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The funds are generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, each fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

39   P R O S P E C T U S

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year.

These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The Growth Portfolio, Balanced Portfolio and Conservative Portfolio normally distribute any net investment income annually, quarterly and monthly, respectively, and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as “undeliverable,” fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund. Generally, periodic distributions from the fund to the plan are reinvested in additional fund shares, although the plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

40  P R O S P E C T U S

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the funds before your investment (and thus were included in the price you paid). Properly designated distributions of gains from investments that a fund owned for more than one year are taxable as capital gains. Distributions of gains from investments that a fund owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

A fund’s investments in certain debt obligations may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

A fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a fund’s investment in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

A fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

41   P R O S P E C T U S

Financial highlights

The financial highlights tables are intended to help you understand a fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the funds’ financial statements are included in the funds’ annual report to shareholders, which is available upon request.

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43  P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment gain	(loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)(h)

CLASS A
September 30, 2006	$11.97	.19 (d,g)	1.26	1.45	(.10)	(.10)	— (e)	$13.32	12.19 (g)	$1,152,980	1.14 (d,g)	1.51 (d,g)	85.02
September 30, 2005	10.26	.15 (d,f )	1.69	1.84	(.13)	(.13)	— (e)	11.97	18.02	775,947	1.25 (d)	1.34 (d,f )	111.90
September 30, 2004	9.22	.11 (d)	1.13	1.24	(.20)	(.20)	— (e)	10.26	13.51	547,168	1.32 (d)	1.12 (d)	120.17
September 30, 2003	7.69	.13	1.64	1.77	(.24)	(.24)	—	9.22	23.41	629,578	1.35	1.54	126.07
September 30, 2002	8.94	.17	(1.12)	(.95)	(.30)	(.30)	—	7.69	(11.29)	573,390	1.30	1.80	82.18

CLASS B
September 30, 2006	$11.73	.09 (d,g)	1.24	1.33	(.01)	(.01)	— (e)	$13.05	11.37 (g)	$363,651	1.89 (d,g)	.75 (d,g)	85.02
September 30, 2005	10.06	.06 (d,f )	1.67	1.73	(.06)	(.06)	— (e)	11.73	17.22	315,199	2.00 (d)	.59 (d,f )	111.90
September 30, 2004	9.06	.04 (d)	1.09	1.13	(.13)	(.13)	— (e)	10.06	12.55	261,591	2.07 (d)	.37 (d)	120.17
September 30, 2003	7.54	.06	1.62	1.68	(.16)	(.16)	—	9.06	22.57	236,650	2.10	.78	126.07
September 30, 2002	8.76	.10	(1.11)	(1.01)	(.21)	(.21)	—	7.54	(11.99)	205,744	2.05	1.05	82.18

CLASS C
September 30, 2006	$11.57	.09 (d,g)	1.22	1.31	(.02)	(.02)	— (e)	$12.86	11.38 (g)	$150,255	1.89 (d,g)	.76 (d,g)	85.02
September 30, 2005	9.92	.06 (d,f )	1.64	1.70	(.05)	(.05)	— (e)	11.57	17.21	96,350	2.00 (d)	.59 (d,f )	111.90
September 30, 2004	8.93	.04 (d)	1.08	1.12	(.13)	(.13)	— (e)	9.92	12.57	73,936	2.07 (d)	.37 (d)	120.17
September 30, 2003	7.44	.06	1.59	1.65	(.16)	(.16)	—	8.93	22.47	76,075	2.10	.78	126.07
September 30, 2002	8.64	.09	(1.07)	(.98)	(.22)	(.22)	—	7.44	(11.88)	67,431	2.05	1.05	82.18

CLASS M
September 30, 2006	$11.77	.12 (d,g)	1.24	1.36	(.04)	(.04)	— (e)	$13.09	11.60 (g)	$40,409	1.64 (d,g)	1.00 (d,g)	85.02
September 30, 2005	10.09	.09 (d,f )	1.67	1.76	(.08)	(.08)	— (e)	11.77	17.48	34,029	1.75 (d)	.84 (d,f )	111.90
September 30, 2004	9.07	.06 (d)	1.11	1.17	(.15)	(.15)	— (e)	10.09	12.97	29,373	1.82 (d)	.62 (d)	120.17
September 30, 2003	7.56	.08	1.61	1.69	(.18)	(.18)	—	9.07	22.70	32,490	1.85	1.02	126.07
September 30, 2002	8.78	.12	(1.10)	(.98)	(.24)	(.24)	—	7.56	(11.65)	34,056	1.80	1.30	82.18

CLASS R
September 30, 2006	$11.87	.17 (d,g)	1.23	1.40	(.09)	(.09)	— (e)	$13.18	11.85 (g)	$6,258	1.39 (d,g)	1.31 (d,g)	85.02
September 30, 2005	10.21	.12 (d,f )	1.68	1.80	(.14)	(.14)	— (e)	11.87	17.80	1,285	1.50 (d)	1.10 (d,f )	111.90
September 30, 2004	9.21	.09 (d)	1.11	1.20	(.20)	(.20)	— (e)	10.21	13.15	32	1.57 (d)	.87 (d)	120.17
September 30, 2003†	8.08	.07	1.06	1.13	—	—	—	9.21	13.99 *	1	1.11 *	.89 *	126.07

CLASS Y
September 30, 2006	$12.08	.22 (d,g)	1.27	1.49	(.13)	(.13)	— (e)	$13.44	12.40 (g)	$154,877	.89 (d,g)	1.73 (d,g)	85.02
September 30, 2005	10.35	.18 (d,f )	1.70	1.88	(.15)	(.15)	— (e)	12.08	18.35	301,901	1.00 (d)	1.58 (d,f )	111.90
September 30, 2004	9.30	.14 (d)	1.13	1.27	(.22)	(.22)	— (e)	10.35	13.79	432,322	1.07 (d)	1.37 (d)	120.17
September 30, 2003	7.76	.15	1.65	1.80	(.26)	(.26)	—	9.30	23.70	420,617	1.10	1.79	126.07
September 30, 2002	9.01	.19	(1.12)	(.93)	(.32)	(.32)	—	7.76	(10.97)	416,532	1.05	2.05	82.18

See notes to financial highlights at the end of this section.

44	P R O S P E C T U S	45	P R O S P E C T U S

Financial highlights (Continued)

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

* Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts:

	9/30/06	9/30/05	9/30/04

Class A	0.01%	0.02%	<0.01%

Class B	0.01	0.02	<0.01

Class C	0.01	0.02	<0.01

Class M	0.01	0.02	<0.01

Class R	0.01	0.02	<0.01

Class Y	0.01	0.02	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended September 30, 2006.

(h) Portfolio turnover excludes dollar roll transactions.

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47   P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total		Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)(h)

CLASS A
September 30, 2006	$11.04	.23 (d,g)	.82	1.05	(.23)	(.23)	— (e)	$11.86	9.64 (g)	$1,329,409	1.00 (d,g)	2.04 (d,g)	90.03
September 30, 2005	9.94	.18 (d,f )	1.05	1.23	(.13)	(.13)	— (e)	11.04	12.40	1,077,903	1.12 (d)	1.72 (d,f )	144.41
September 30, 2004	9.26	.13 (d)	.79	.92	(.24)	(.24)	— (e)	9.94	10.05	911,128	1.21 (d)	1.36 (d)	159.30
September 30, 2003	8.10	.14	1.25	1.39	(.23)	(.23)	—	9.26	17.40	1,156,736	1.20	1.62	145.04
September 30, 2002	9.20	.18	(.98)	(.80)	(.30)	(.30)	—	8.10	(9.20)	1,073,716	1.15	1.96	108.47

CLASS B
September 30, 2006	$10.96	.14 (d,g)	.83	.97	(.15)	(.15)	— (e)	$11.78	8.88 (g)	$324,825	1.75 (d,g)	1.28 (d,g)	90.03
September 30, 2005	9.87	.10 (d,f )	1.04	1.14	(.05)	(.05)	— (e)	10.96	11.54	340,442	1.87 (d)	.97 (d,f )	144.41
September 30, 2004	9.20	.06 (d)	.78	.84	(.17)	(.17)	— (e)	9.87	9.20	327,229	1.96 (d)	.61 (d)	159.30
September 30, 2003	8.05	.08	1.23	1.31	(.16)	(.16)	—	9.20	16.52	310,616	1.95	.87	145.04
September 30, 2002	9.14	.11	(.98)	(.87)	(.22)	(.22)	—	8.05	(9.86)	268,219	1.90	1.21	108.47

CLASS C
September 30, 2006	$10.87	.14 (d,g)	.80	.94	(.15)	(.15)	— (e)	$11.66	8.72 (g)	$128,541	1.75 (d,g)	1.29 (d,g)	90.03
September 30, 2005	9.79	.10 (d,f )	1.03	1.13	(.05)	(.05)	— (e)	10.87	11.58	101,610	1.87 (d)	.97 (d,f )	144.41
September 30, 2004	9.13	.06 (d)	.77	.83	(.17)	(.17)	— (e)	9.79	9.15	83,403	1.96 (d)	.61 (d)	159.30
September 30, 2003	7.99	.07	1.23	1.30	(.16)	(.16)	—	9.13	16.52	87,992	1.95	.87	145.04
September 30, 2002	9.08	.11	(.97)	(.86)	(.23)	(.23)	—	7.99	(9.90)	87,252	1.90	1.21	108.47

CLASS M
September 30, 2006	$11.02	.17 (d,g)	.82	.99	(.17)	(.17)	— (e)	$11.84	9.11 (g)	$34,730	1.50 (d,g)	1.54 (d,g)	90.03
September 30, 2005	9.92	.13 (d,f )	1.05	1.18	(.08)	(.08 )	— (e)	11.02	11.87	32,605	1.62 (d)	1.22 (d,f )	144.41
September 30, 2004	9.24	.08 (d)	.79	.87	(.19)	(.19)	— (e)	9.92	9.49	31,184	1.71 (d)	.86 (d)	159.30
September 30, 2003	8.08	.09	1.25	1.34	(.18)	(.18)	—	9.24	16.85	39,902	1.70	1.11	145.04
September 30, 2002	9.18	.14	(.99)	(.85)	(.25)	(.25)	—	8.08	(9.68)	42,753	1.65	1.46	108.47

CLASS R
September 30, 2006	$10.99	.22 (d,g)	.79	1.01	(.21)	(.21)	— (e)	$11.79	9.25 (g)	$9,385	1.25 (d,g)	1.87 (d,g)	90.03
September 30, 2005	9.91	.16 (d,f )	1.03	1.19	(.11)	(.11)	— (e)	10.99	12.06	1,210	1.37 (d)	1.49 (d,f )	144.41
September 30, 2004	9.25	.12 (d)	.77	.89	(.23)	(.23)	— (e)	9.91	9.73	44	1.46 (d)	1.11 (d)	159.30
September 30, 2003†	8.50	.08	.76	.84	(.09)	(.09)	—	9.25	10.00 *	1	1.00 *	.95 *	145.04

CLASS Y
September 30, 2006	$11.06	.26 (d,g)	.82	1.08	(.26)	(.26)	— (e)	$11.88	9.89 (g)	$166,321	.75 (d,g)	2.28 (d,g)	90.03
September 30, 2005	9.95	.21 (d,f )	1.06	1.27	(.16)	(.16)	— (e)	11.06	12.77	354,455	.87 (d)	1.97 (d,f )	144.41
September 30, 2004	9.27	.16 (d)	.79	.95	(.27)	(.27)	— (e)	9.95	10.32	439,865	.96 (d)	1.61 (d)	159.30
September 30, 2003	8.11	.16	1.25	1.41	(.25)	(.25)	—	9.27	17.67	564,799.95		1.87	145.04
September 30, 2002	9.21	.21	(.99)	(.78)	(.32)	(.32)	—	8.11	(8.96)	641,329.90		2.21	108.47

See notes to financial highlights at the end of this section.

48	P R O S P E C T U S	49	P R O S P E C T U S

Financial highlights (Continued)

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

* Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts:

	9/30/06	9/30/05	9/30/04

Class A	0.01%	0.02%	<0.01%

Class B	0.01	0.02	<0.01

Class C	0.01	0.02	<0.01

Class M	0.01	0.02	<0.01

Class R	0.01	0.02	<0.01

Class Y	0.01	0.02	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended September 30, 2006.

(h) Portfolio turnover excludes dollar roll transactions.

50   P R O S P E C T U S

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51   P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total		Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment gain	(loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)(h)

CLASS A
September 30, 2006	$9.33	.28 (d,g)	.31	.59	(.33)	(.33)	— (e)	$9.59	6.46 (g)	$414,952	1.06 (d,g)	2.95 (d,g)	133.41
September 30, 2005	8.84	.21 (d,f )	.48	.69	(.20)	(.20)	— (e)	9.33	7.92	378,616	1.20 (d)	2.28 (d,f )	209.05
September 30, 2004	8.65	.15 (d)	.37	.52	(.33)	(.33)	— (e)	8.84	6.11	590,441	1.39 (d)	1.66 (d)	258.72
September 30, 2003	7.94	.21	.93	1.14	(.43)	(.43)	—	8.65	14.88	680,678	1.39	2.55	200.28
September 30, 2002	8.71	.34	(.57)	(.23)	(.54)	(.54)	—	7.94	(2.97)	558,847	1.33	3.99	144.07

CLASS B
September 30, 2006	$9.25	.20 (d,g)	.31	.51	(.26)	(.26)	— (e)	$9.50	5.61 (g)	$89,287	1.81 (d,g)	2.21 (d,g)	133.41
September 30, 2005	8.78	.14 (d,f )	.47	.61	(.14)	(.14)	— (e)	9.25	6.94	109,941	1.95 (d)	1.56 (d,f )	209.05
September 30, 2004	8.60	.08 (d)	.37	.45	(.27)	(.27)	— (e)	8.78	5.23	120,168	2.14 (d)	.92 (d)	258.72
September 30, 2003	7.89	.15	.93	1.08	(.37)	(.37)	—	8.60	14.14	127,586	2.14	1.80	200.28
September 30, 2002	8.68	.28	(.59)	(.31)	(.48)	(.48)	—	7.89	(3.94)	109,186	2.08	3.26	144.07

CLASS C
September 30, 2006	$9.24	.20 (d,g)	.31	.51	(.26)	(.26)	— (e)	$9.49	5.64 (g)	$46,990	1.81 (d,g)	2.20 (d,g)	133.41
September 30, 2005	8.76	.14 (d,f )	.48	.62	(.14)	(.14)	— (e)	9.24	7.08	38,901	1.95 (d)	1.56 (d,f )	209.05
September 30, 2004	8.58	.08 (d)	.37	.45	(.27)	(.27)	— (e)	8.76	5.24	35,850	2.14 (d)	.92 (d)	258.72
September 30, 2003	7.88	.15	.92	1.07	(.37)	(.37)	—	8.58	13.99	38,868	2.14	1.81	200.28
September 30, 2002	8.66	.28	(.58)	(.30)	(.48)	(.48)	—	7.88	(3.84)	36,330	2.08	3.26	144.07

CLASS M
September 30, 2006	$9.25	.23 (d,g)	.30	.53	(.28)	(.28)	— (e)	$9.50	5.86 (g)	$11,794	1.56 (d,g)	2.45 (d,g)	133.41
September 30, 2005	8.77	.16 (d,f )	.48	.64	(.16)	(.16)	— (e)	9.25	7.32	12,913	1.70 (d)	1.81 (d,f )	209.05
September 30, 2004	8.59	.10 (d)	.37	.47	(.29)	(.29)	— (e)	8.77	5.51	12,728	1.89 (d)	1.17 (d)	258.72
September 30, 2003	7.90	.16	.92	1.08	(.39)	(.39)	—	8.59	14.10	16,114	1.89	2.09	200.28
September 30, 2002	8.68	.30	(.58)	(.28)	(.50)	(.50)	—	7.90	(3.59)	19,109	1.83	3.50	144.07

CLASS R
September 30, 2006	$9.38	.26 (d,g)	.34	.60	(.31)	(.31)	— (e)	$9.67	6.49 (g)	$927	1.31 (d,g)	2.70 (d,g)	133.41
September 30, 2005	8.86	.19 (d,f )	.51	.70	(.18)	(.18)	— (e)	9.38	7.98	428	1.45 (d)	2.10 (d,f )	209.05
September 30, 2004	8.65	.13 (d)	.39	.52	(.31)	(.31)	— (e)	8.86	6.10	102	1.64 (d)	1.41 (d)	258.72
September 30, 2003†	8.01	.13	.66	.79	(.15)	(.15)	—	8.65	9.91 *	1	1.13 *	1.60 *	200.28

CLASS Y
September 30, 2006	$9.31	.30 (d,g)	.31	.61	(.35)	(.35)	— (e)	$9.57	6.75 (g)	$387,395	.81 (d,g)	3.20 (d,g)	133.41
September 30, 2005	8.83	.24 (d,f )	.47	.71	(.23)	(.23)	— (e)	9.31	8.11	377,247	.95 (d)	2.62 (d,f )	209.05
September 30, 2004	8.64	.17 (d)	.38	.55	(.36)	(.36)	— (e)	8.83	6.40	89,925	1.14 (d)	1.87 (d)	258.72
September 30, 2003	7.94	.23	.92	1.15	(.45)	(.45)	—	8.64	15.08	169,684	1.14	2.83	200.28
September 30, 2002	8.73	.37	(.59)	(.22)	(.57)	(.57)	—	7.94	(2.93)	189,105	1.08	4.25	144.07

See notes to financial highlights at the end of this section.

52	P R O S P E C T U S	53	P R O S P E C T U S

Financial highlights (Continued)

† For the period January 21, 2003 (commencement of operations) to September 30, 2003.

* Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts:

	9/30/06	9/30/05	9/30/04

Class A	0.03%	0.08%	0.01%

Class B	0.03	0.08	0.01

Class C	0.03	0.08	0.01

Class M	0.03	0.08	0.01

Class R	0.03	0.08	0.01

Class Y	0.03	0.08	0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

Percentage of
	Per share	net assets

Class A	<$0.01	<0.01%

Class B	<0.01	<0.01

Class C	<0.01	<0.01

Class M	<0.01	<0.01

Class R	<0.01	<0.01

Class Y	<0.01	<0.01

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.10% of average net assets for the period ended September 30, 2006.

(h) Portfolio turnover excludes dollar roll transactions.

54   P R O S P E C T U S

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

* SYSTEMATIC INVESTMENT PLAN  Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

* SYSTEMATIC WITHDRAWAL  Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

* SYSTEMATIC EXCHANGE Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

* EXCHANGE PRIVILEGE Exchange money between Putnam funds in the same class of shares. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

A 1.00% short-term trading fee may apply to exchanges of fund shares that are made within the applicable holding period. For certain global, international, high-yield, and small-cap funds, the fee will apply to shares held for 90 days or less. For other Putnam funds (other than money market funds), the fee will apply to shares held for seven days or less. Please read the prospectus of the applicable fund for more details.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at www.putnam.com.

For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at 1-800-225-1581.

55   P R O S P E C T U S

For more information
about Putnam Asset
Allocation Funds

The funds’ SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the funds’ most recent annual report to their shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The funds’ annual report discusses the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the funds on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

Communications from Putnam other than those included with the prospectus in this package are provided in the English language.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 41203
Providence, Rhode Island 02940-1203

www.putnam.com

File No. 811-7121	NP059S 241978 1/07